UNITED STATES BANKRUPTCY COURT
SOUTHERN AND WESTERN DISTRICTS OF TEXAS
HOUSTON DIVISION

CASE NAME: HALCÓN RESOURCES CORPORATION, et al.

Petition Date: August 7, 2019

CASE NUMBER: 19-34446

MONTHLY OPERATING REPORT SUMMARY FROM AUGUST 7, 2019 THROUGH OCTOBER 8, 2019

MONTH	Aug 2019	Sep 2019	Oct 2019	
REVENUES (MOR-6)	$ -	$ -	$ -	See Attached Financials
INCOME BEFORE INT, DEPREC./TAX (MOR-6)	$ -	$ -	$ -	See Attached Financials
NET INCOME (LOSS) (MOR-6)	$ -	$ -	$ -	See Attached Financials
PAYMENTS TO INSIDERS (MOR-9)	$ 192,709	$ 920,897	$ -	
PAYMENTS TO PROFESSIONALS (MOR-9)	$ -	$ -	$ 659,123	
TOTAL DISBURSEMENTS (MOR-7)	$ 34,802,811	$ 31,445,821	$ 292,526,011	

The **original** of this document **must be filed** with the United States Bankruptcy Court and a **copy must be sent** to the United States Trustee

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE	
CASUALTY	*YES(X) NO( ) 5/25/2020*
LIABILITY	*YES(X) NO( ) 5/25/2020*
DIRECTORS & OFFICERS	*YES(X) NO( ) 10/8/2020*
WORKER'S	*YES(X) NO( ) 5/25/2020*
[(1)] *ALL OTHER*	*YES(X) NO( ) 5/25/2020*

ATTORNEY NAME:	**Alfredo R. Pérez**
FIRM:	**Weil, Gotshal & Manges LLP**
ADDRESS:	**700 Louisiana Street**
ADDRESS:	**17th Floor**
CITY, STATE ZIP:	**Houston, TX 77002**
TELEPHONE:	**(713) 546-5000**

Are all accounts receivable being collected within terms? (Yes) No
Are all post-petition liabilities, including taxes, being paid within terms? (Yes) No
Have any pre-petition liabilities been paid? (Yes) No If so, describe
Per various court orders, incl. but not limited to payroll, benefits, taxes, royalties, and trade vendors.
Are all funds received being deposited into DIP bank accounts? (Yes) No
Were any assets disposed of outside the normal course of business? Yes (No)
If so, describe
Are all U. S. Trustee Quarterly Fee Payments current? (Yes) No
What is the status of your Plan of Reorganization? Debtors emerged with Effective Date 10/8/19

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED: /s/ RAGAN T. ALTIZER
(ORIGINAL SIGNATURE)

(1) All other policies, including but not limited to Vehicle, Well Operator, Pollution, Care/Custody

MOR-1

TITLE: Executive Vice President, Chief Financial Officer and Treasurer

CASE NAME: HALCÓN RESOURCES CORPORATION, et al. CASE NUMBER: 19-34446 COMPARATIVE BALANCE SHEETS See attached month-end financial statements (full month Aug/Sept only) per agreement with US Trustee Office MOR-2 ASSETS Aug 2019 Sep 2019 Oct 2019 CURRENT ASSETS Cash Accounts Receivable, Net Inventory: Lower of Cost or Market Prepaid Expenses Investments Other TOTAL CURRENT ASSETS $-$- $-PROPERTY, PLANT & EQUIP Less Accumulated Depreciation NET BOOK VALUE OF PP & E OTHER ASSETS: 1. Tax Deposits 2. Investments in Subs 3. (attach list) TOTAL ASSETS $-$- $-

CASE NAME: HALCÓN RESOURCES CORPORATION, et al. CASE NUMBER: 19-34446 COMPARATIVE BALANCE SHEETS See attached month-end financial statements (full month Aug/Sept only) per agreement with US Trustee Office MOR-3 LIABILITIES & OWNER'S EQUITY Aug 2019 Sep 2019 Oct 2019 LIABILITIES: POST-PETITION LIABILITIES (MOR-4) PRE-PETITION LIABILITIES: Notes Payable-Secured Priority Debt Federal Income Tax FICA/Withholding Unsecured Debt Other TOTAL PRE-PETITION LIABILITIES TOTAL LIABILITIES $ - $ - $ - OWNERS' EQUITY (DEFICIT): MEMBER'S EQUITY PREFERRED STOCK COMMON STOCK ADDITIONAL PAID-IN CAPITAL ACCUMULATED DEFICIT RETAINED EARNINGS: Filing Date RETAINED EARNINGS: Post Filing Date TOTAL OWNER'S EQUITY (NET WORTH) $ - $ - $ - TOTAL LIABILITIES & OWNER'S EQUITY $ - $ - $ -

CASE NAME: HALCÓN RESOURCES CORPORATION, et al. CASE NUMBER: 19-34446 SCHEDULE OF POST-PETITION LIABILITIES See attached month-end financial statements (full month Aug/Sept only) per agreement with US Trustee Office * Payment Requires Court Approval. MOR-4 Aug 2019 Sep 2019 Oct 2019 TRADE ACCOUNTS PAYABLE $-$- $-TAX PAYABLE: Federal Payroll Taxes $-$- $-State Payroll & Sales $-$- $-Ad Valorem Taxes $-$- $-Other Taxes $-$- $-TOTAL TAXES PAYABLE $-$- $-SECURED DEBT POST-PETITION $-$- $-ACCRUED INTEREST PAYABLE $-$- $-*ACCRUED PROFESSIONAL FEES: $-$- $-OTHER ACCRUED LIABILITIES: 1. Insurance $-$- $-2. Operational Expense $-$- $-3. Other (List) $-$- $-TOTAL POST-PETITION LIABILITIES (MOR-3) $-$- $-

CASE NAME: HALCÓN RESOURCES CORPORATION, et al. CASE NUMBER: 19-34446 AGING OF POST-PETITION LIABILITIES MONTH: As of October 8, 2019 (Emergence) AGING OF ACCOUNTS RECEIVABLE MOR-5 MONTH Aug 2019 Sep 2019 Oct 8, 2019 0-30 DAYS $ 3,123,905 $1,126,321 $1,126,321 31-60 DAYS $ 156,860 $2,955,503 $2,534,861 61-90 DAYS $ 168,132 $33,750 $33,750 91 + DAYS $ 416,203 $351,177 $351,177 TOTAL $ 3,865,100 $ 4,466,751 $4,046,110 DAYS TOTAL TRADE ACCTS FED TAXES STATE TAXES AD-VALOREM, OTHER TAXES OTHER 0-30 DAYS $ - $ 10,331,161 31-60 DAYS $ - $ 511,725 61-90 DAYS $ - $ 123,966 91 + DAYS $ - $ 294,644 TOTAL $ - $ 11,261,497

HALCÓN RESOURCES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In thousands)

	August 31, 2019	September 30, 2019
Current assets:		
Cash and cash equivalents	$ 17,061	$ 17,009
Accounts receivable	32,924	37,826
Receivables from derivative contracts	10,648	15,310
Prepaids and other	15,301	14,642
Total current assets	75,934	84,787
Oil and natural gas properties (full cost method):		
Evaluated	2,133,202	2,155,288
Unevaluated	439,843	438,365
Gross oil and natural gas properties	2,573,045	2,593,653
Less - accumulated depletion	(1,669,819)	(1,709,719)
Net oil and natural gas properties	903,226	883,934
Other operating property and equipment:		
Other operating property and equipment	203,487	203,373
Less - accumulated depreciation	(13,621)	(14,416)
Net other operating property and equipment	189,866	188,957
Other noncurrent assets:		
Receivables from derivative contracts	4,820	4,120
Operating lease right of use assets	3,894	3,694
Funds in escrow and other	1,136	1,138
Total assets	$ 1,178,876	$ 1,166,630
Current liabilities:		
Accounts payable and accrued liabilities	$ 91,326	$ 112,578
Liabilities from derivative contracts	11,814	6,829
Current portion of long-term debt	248,234	258,234
Operating lease liabilities	1,461	1,337
Total current liabilities	352,835	378,978
Long-term debt, net	-	-
Liabilities subject to compromise	645,279	625,005
Other noncurrent liabilities:		
Liabilities from derivative contracts	4,248	1,625
Asset retirement obligations	7,086	10,153
Operating lease liabilities	2,514	2,438
Commitments and contingencies		
Stockholders' equity:		
Common stock	16	16
Additional paid-in capital	1,089,695	1,087,441
Retained earnings (accumulated deficit)	(922,797)	(939,026)
Total stockholders' equity	166,914	148,431
Total liabilities and stockholders' equity	$ 1,178,876	$ 1,166,630

CASE NAME: HALCÓN RESOURCES CORPORATION, et al. CASE NUMBER: 19-34446 STATEMENT OF INCOME (LOSS) See attached month-end financial statements (full month Aug/Sept only) per agreement with US Trustee Office Accrual Accounting Required, Otherwise Footnote With Explanation * Footnote Mandatory •• Unusual and or infrequent item(s) outside the ordinary course of business: requires footnote MOR-6 MONTH Aug 2019 Sep 2019 Oct 2019 Filing to Date REVENUES (MOR-1) $-$- $-TOTAL COST OF REVENUES $ - $ - $ - GROSS PROFIT $-$- $-OPERATING EXPENSES: Selling, General & Administrative $-$- $-Insiders Compensation [MOR 9] $-$- $-Professional Fees $ - $ - $ - Other (attach list) $ - $ - $ - $ - $ - $ - TOTAL OPERATING EXPENSES $-$- $-INCOME BEFORE INT, DEPR/TAX (MOR-I) $ - $ - $ - INTEREST EXPENSE $-$- $-DEPRECIATION $ - $ - $ - OTHER (INCOME) EXPENSE* $ - $ - $ - OTHER ITEMS** $ - $ - $ - TOTAL INT, DEPR & OTHER ITEMS $-$- $-NET INCOME BEFORE TAXES $-$- $-FEDERAL INCOME TAXES $-$- $-NET INCOME (LOSS) (MOR-1) $ - $ - $ -

HALCÓN RESOURCES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (In thousands) Month Ended August 31, 2019 September 30, 2019 Operating revenues: Oil, natural gas and natural gas liquids sales: Oil Natural gas Natural gas liquids Total oil, natural gas and natural gas liquids sales Other Total operating revenues Operating expenses: Production: Lease operating Workover and other Taxes other than income Gathering and other Restructuring General and administrative Depletion, depreciation and accretion Full cost ceiling impairment (Gain) loss on sale of Water Assets Total operating expenses Income (loss) from operations Other income (expenses): Net gain (loss) on derivative contracts Interest expense and other Reorganization items Total other income (expenses) Income (loss) before income taxes Income tax benefit (provision) Net income (loss) $ 13,892 545 1,574 $ 15,241 (510) 996 16,011 67 15,727 83 16,078 15,810 3,948 500 947 5,255 1,059 7,340 11,538 - 69 3,832 624 1,004 1,828 1,323 1,490 (4,768) 45,568 13 30,656 50,914 (14,578) (35,104) 557 (2,759) (11,696) 11,615 (2,678) 9,938 (13,898) 18,875 (28,476) - (16,229) - $ (28,476) $ (16,229)

CASE NAME: HALCÓN RESOURCES CORPORATION, et al. CASE NUMBER: 19-34446 UST Fees The debtors have provided a copy of consolidated cash flow as used in DIP reporting. See attached. MOR-7 *Applies to Individual debtor's only. CASH DISBURSEMENTS 8/7/19 - 8/31/19 9/1/19 - 9/30/19 Q3 2019 Subtotal Estimated UST Fees 10/1/19 - 10/8/19 Q4 2019 Total Estimated Halcón Holdings, Inc. (19-34446) $ 779,822 $ 691,723 $ 1,471,546 $ 14,715 $ 143,561 $ 143,561 $ 975 Halcón Resources Corporation (19-34446) $ 4,247,060 $ 5,442,038 $ 9,689,099 $ 96,891 $ 276,540,824 $ 276,540,824 $ 250,000 Halcón Permian, LLC (19-34446) $ 3,924,897 $ 3,200,743 $ 7,125,640 $ 71,256 $ 475,406 $ 475,406 $ 4,875 Halcón Resources Operating, Inc. (19-34446) $ 200,008 $ 149,311 $ 349,319 $ 4,875 $ 50,186 $ 50,186 $ 650 Halcón Energy Properties, Inc. (19-34446) $ 16,065,283 $ 13,111,039 $ 29,176,322 $ 250,000 $ 7,871,962 $ 7,871,962 $ 78,720 Halcón Operating Co., Inc. (19-34446) $ - $ - $ - $ 325 $ - $ - $ 325 Halcón Field Services, LLC (19-34446) $ 9,585,740 $ 8,850,966 $ 18,436,706 $ 184,367 $ 2,369,019 $ 2,369,019 $ 23,690 Total Disbursements $ 34,802,811 $ 31,445,821 $ 66,248,632 $ 622,430 $ 287,450,958 $ 287,450,958 $ 359,235

Project Hanover
Updated DIP Budget
($ in 000s)

Subject to FRE 408 and All Applicable State Law Equivalents

Strip Pricing - NYMEX 10/1	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual	Actual	*Emergence* Actual
Week of Forecast ==>	Wk-(9)	Wk-(8)	Wk-(7)	Wk-(6)	Wk-(5)	Wk-(4)	Wk-(3)	Wk-(2)	Wk-(1)	Wk-0
Week Ending ==>	11-Aug	18-Aug	25-Aug	1-Sep	8-Sep	15-Sep	22-Sep	29-Sep	6-Oct	13-Oct
RECEIPTS										
Gross Oil Receipts	-	-	22,100	-	-	-	17,948	-	-	-
Gross Gas & NGL Receipts	-	-	-	1,553	-	-	-	729	895	-
Hedge Settlements	741	-	-	45	243	858	-	17	14	(335)
JIB Receipts	72	2	52	4	19	26	482	128	497	223
Other Receipts	97	32	199	79	1	10	86	28	10	42
Revenue Distribution	-	-	-	(5,889)	-	-	-	(5,398)	-	-
AGGREGATE RECEIPTS	**909**	**34**	**22,352**	**(4,207)**	**263**	**893**	**18,517**	**(4,496)**	**1,415**	**(70)**
OPERATING DISBURSEMENTS										
Gathering & Transportation	-	(889)	(409)	(195)	(332)	(1,140)	(49)	(32)	(2,077)	-
Lease Operating Expense	-	(1,446)	(2,969)	(467)	(448)	(1,101)	(593)	(563)	(6,234)	-
Drilling & Completion Capex	-	(3,659)	(3,481)	(1,912)	(2,070)	(1,497)	(4,103)	(596)	(2,791)	-
Midstream Capex	-	(2,054)	(5,904)	(862)	(4,835)	(1,682)	(880)	(525)	(265)	-
Seismic & Other Capex	-	(5)	(59)	-	(1)	(55)	(4)	(0)	(0)	-
Processing & Production Taxes	-	-	(232)	(11)	(101)	-	(74)	-	-	-
Payroll & Benefits	22	(625)	(42)	(756)	(47)	(785)	(191)	(2,413)	(569)	-
Facilities, Rent & Insurance	-	(1)	-	(320)	(85)	(1)	-	-	(149)	-
G&A Expenses	(93)	(327)	(373)	(150)	(50)	(186)	(150)	(79)	(383)	(200)
Total Operating Disbursements	**(71)**	**(9,006)**	**(13,467)**	**(4,673)**	**(7,968)**	**(6,446)**	**(6,044)**	**(4,208)**	**(12,468)**	**(200)**
OPERATING CASH FLOW	**838**	**(8,972)**	**8,885**	**(8,880)**	**(7,705)**	**(5,553)**	**12,473**	**(8,704)**	**(11,053)**	**(270)**
One Time / Non-Recurring Items										
Professional Fees	(3,644)	-	-	-	-	(627)	(2)	(8)	-	(16,591)
US Trustee Fees	-	-	-	-	-	-	-	-	-	-
Utility Deposit	-	-	-	-	-	-	-	-	-	-
Total Non-Recurring Items	**(3,644)**	-	-	-	-	**(627)**	**(2)**	**(8)**	-	**(16,591)**
Revolver Interest & Fees	-	-	-	(1,730)	-	-	(2)	-	-	-
Senior Notes Interest & Fees	-	-	-	-	-	-	-	-	-	-
DIP Interest & Fees	(700)	-	-	-	-	(176)	-	-	-	(120)
Total Interest & Fees	**(700)**	-	-	**(1,730)**	-	**(176)**	**(2)**	-	-	**(120)**
TOTAL NON-OPERATING DISBURSEMENTS	**(4,344)**	-	-	**(1,730)**	-	**(803)**	**(3)**	**(8)**	-	**(16,712)**
NET CASH FLOW	**$ (3,505)**	**$ (8,972)**	**$ 8,885**	**$ (10,610)**	**$ (7,705)**	**$ (6,355)**	**$ 12,469**	**$ (8,712)**	**$ (11,053)**	**$ (16,982)**
Beginning Book Cash Balance	6,258	27,753	18,781	27,666	17,056	19,352	12,995	25,465	16,739	5,790
(+/-) Net Cash Flow	(3,505)	(8,972)	8,885	(10,610)	(7,705)	(6,355)	12,469	(8,712)	(11,053)	(16,982)
(+/-) Revolver Draw / (Paydown)	25,000	-	-	-	10,000	-	-	-	-	(141,927)
(+/-) Equity Investment	-	-	-	-	-	-	-	-	-	155,929
Ending Book Cash Balance	**27,753**	**18,781**	**27,666**	**17,056**	**19,352**	**12,995**	**25,465**	**16,739**	**5,790**	**2,820**
Beginning Revolver / Exit Facility Balance	223,234	223,234	223,234	223,234	223,234	223,234	223,234	223,234	223,234	223,234
(+/-) Permanent Draw / (Paydown)	-	-	-	-	-	-	-	-	-	-
(+/-) Draw / (Paydown)	-	-	-	-	-	-	-	-	-	(106,927)
Ending Revolver / Exit Facility Balance	**223,234**	**223,234**	**223,234**	**223,234**	**223,234**	**223,234**	**223,234**	**223,234**	**223,234**	**116,307**
Beginning DIP Balance	-	25,000	25,000	25,000	25,000	35,000	35,000	35,000	35,000	35,000
(+/-) DIP Draw / (Paydown)	25,000	-	-	-	10,000	-	-	-	-	(35,000)
Ending DIP Balance	**25,000**	**25,000**	**25,000**	**25,000**	**35,000**	**35,000**	**35,000**	**35,000**	**35,000**	**-**
Borrowing Base	*25,000*	*25,000*	*25,000*	*25,000*	*35,000*	*35,000*	*35,000*	*35,000*	*35,000*	*275,000*
Less: Outstanding Revolver Balance	-	-	-	-	-	-	-	-	-	(116,307)
Less: Outstanding Letters of Credit	-	-	-	-	-	-	-	-	-	(1,766)
Less: Outstanding DIP Balance	(25,000)	(25,000)	(25,000)	(25,000)	(35,000)	(35,000)	(35,000)	(35,000)	(35,000)	-
Ending Availability	-	-	-	-	-	-	-	-	-	**156,927**
Total Liquidity (Availability + Cash)	***27,753***	***18,781***	***27,666***	***17,056***	***19,352***	***12,995***	***25,465***	***16,739***	***5,790***	***159,747***

Note: Strip pricing as of 10/1/2019

Draft - Subject to Material Revision

10 of 13

11/14/2019 3:05 PM

CASE NAME: HALCÓN RESOURCES CORPORATION, et al.
CASE NUMBER: 19-34446

CASH ACCOUNT RECONCILIATION (USD)

MONTH: As of October 8th 2019 (Emergence)

Debtor Entity	Halcón Holdings, Inc	Halcón Resources Corporation	Halcón Energy Properties, Inc.	Halcón Resources Corporation	Halcón Resources Corporation	Halcón Resources Corporation	Halcón Resources Operating, Inc.	Halcón Resources Operating, Inc.
BANK NAME	Comerica Bank	JP Morgan Funds	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
ACCOUNT NUMBER	XXXX1772	XXXX0732	XXXX3758	XXXX6308	XXXX3068	XXXX0339	XXXX1751	XXXX3043
ACCOUNT TYPE	Credit Card Payments	P&A Escrow	Inactive	Petty Cash & Derivative Receipt	Payroll ZBA	Utility Adequate Assurance	Accounts Payable ZBA	Concentration
BANK BALANCE	$ 16,397	$ 518,641	$ -	$ 78,144	$ -	$ 80,000	$ -	$ 5,569,182
DEPOSIT IN TRANSIT	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
OUTSTANDING CHECKS	$ -	$ -	$ -	$ -	$ -	$ -	$ (2,635,660)	$ -
ADJUSTED BANK BALANCE	$ 16,397	$ 518,641	$ -	$ 78,144	$ -	$ 80,000	$ (2,635,660)	$ 5,569,182
BEGINNING CASH - PER BOOKS	$ 17,042	$ 517,286	$ -	$ 259,724	$ -	$ -	$ (167,539)	$ 3,394,016
RECEIPTS	$ -	$ 1,355	$ -	$ 489,926	$ -	$ -	$ -	$ 358,442,183
TRANSFERS BETWEEN ACCOUNTS	$ 55,000	$ -	$ -	$ (671,506)	$ 5,403,204	$ 80,000	$ 48,061,906	$ (64,645,848)
(WITHDRAWAL)CONTRIBUTION-BY INDIVIDUAL DEBTOR	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
CHECKS/OTHER DISBURSEMENTS	$ (55,645)	$ -	$ -	$ -	$ (5,403,204)	$ -	$ (50,530,027)	$ (291,621,169)
ENDING CASH - PER BOOKS	$ 16,397	$ 518,641	$ -	$ 78,144	$ -	$ 80,000	$ (2,635,660)	$ 5,569,182

MOR-8

All balances in USD

CASE NAME: HALCÓN RESOURCES CORP CASE NUMBER: 19-34446 CASH ACCOUNT RECONCILIATION (USD MONTH: As of October 8th 2019 (Emerg Corporation Securities, LLC MOR-8 All balances in USD Debtor Entity Halcón Resources Operating, Inc. Halcón Resources Corporation Halcón Resources Corporation Halcón Resources BANK NAME Wells Fargo Bank, N.A. West Virginia State Treasurer's Office Whitney Trust & Asset Management Wells Fargo ACCOUNT NUMBER XXXX1747 XXXX7085 XXXX0138 XXXX8603 ACCOUNT TYPE Royalty Disbursement ZBA P&A Escrow P&A Escrow Legal Escrow TOTAL BANK BALANCE $-$50,956 $59,402 $146,033 $6,518,755 DEPOSIT IN TRANSIT $-$- $-$- $-OUTSTANDING CHECKS $(434,491) $-$- $-$(3,070,152) ADJUSTED BANK BALANCE $(434,491) $50,956 $59,402 $146,033 $3,448,603 BEGINNING CASH - PER BOOKS $(331,412) $50,745 $59,215 $145,537 $3,944,613 RECEIPTS $-$192 $187 $496 $358,934,340 TRANSFERS BETWEEN ACCOUNTS $11,194,365 $-$- $-$(522,879) (WITHDRAWAL)CONTRIBUTION-BY INDIVIDUAL DEBTOR $-$- $-$- $-CHECKS/OTHER DISBURSEMENTS $(11,297,445) $-$- $-$(358,907,490) ENDING CASH - PER BOOKS $(434,491) $50,937 $59,402 $146,033 $3,448,585

CASE NAME: HALCÓN RESOURCES CORPORATION, et al. CASE NUMBER: 19-34446

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

INSIDERS: NAME/POSITION/COMP TYPE	Aug 2019	Sep 2019	Oct 2019
Richard Little, CEO (Employee Compensation)	$ 52,083	$ 104,166	$ -
David Elkouri, EVP Chief Legal Officer (Employee Compensation)	$ 33,333	$ 385,963	$ -
Ragan Altizer, EVP, CFO & Treasurer (Employee Compensation)	$ 58,334	$ 58,334	$ -
[1]Quentin Hicks, EVP, CFO & Treasurer (Employee Compensation)	$ 13,542	$ -	$ -
[2]Jon Wright, EVP & COO (Employee Compensation)	$ 35,417	$ 372,433	$ -
James W. Christmas, Chairman of the Board (Director Fees)	$ -	$ -	$ -
William J. Campbell, Director (Director Fees)	$ -	$ -	$ -
Michael L. Clark, Director (Director Fees)	$ -	$ -	$ -
Janine J. McArdle, Director (Director Fees)	$ -	$ -	$ -
Darryl L. Schall, Director (Director Fees)	$ -	$ -	$ -
Ronald D. Scott, Director (Director Fees)	$ -	$ -	$ -
Nathan W. Walton, Director (Director Fees)	$ -	$ -	$ -
Carin M. Barth, Director (Director Fees)	$ -	$ -	$ -
TOTAL INSIDERS (MOR-1)	$ 192,709	$ 920,897	$ -

[1]Resigned from Company, effective 8/15/19

[1]Departed from Company, effective 9/30/19

PROFESSIONALS NAME/ORDER DATE	Aug 2019	Sep 2019	Oct 2019	Nov 2019
Weil, Gotshal & Manges LLP (Dkt 308, 9/24/19)	$ -	$ -	$ -	$ -
FTI Consulting (Dkt 317, 9/24/19)	$ -	$ -	$ -	$ -
Perella Weinberg Partners LP (Dkt 309, 9/24/19)	$ -	$ -	$ -	$ -
Kurtzman Carson Consultants LLC (Dkt 30, 8/7/19)	$ -	$ -	$ 659,123	$ -
KPMG (Dkt 367, 10/22/19)	$ -	$ -	$ -	$ -
Deloitte & Touche LLP (Dkt 368, 10/22/19)	$ -	$ -	$ -	$ -
Deloitte Tax LLP (Dkt 369, 10/22/19)	$ -	$ -	$ -	$ -
TOTAL PROFESSIONALS (MOR-1)	$ -	$ -	$ 659,123	$ -

MOR-9

Revised 6/14/96